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                                                                  EXHIBIT 10.25


                             AMENDMENT NUMBER THREE
                                       TO
                     AMENDED AND RESTATED CREDIT AGREEMENT


                  This AMENDMENT NUMBER THREE TO AMENDED AND RESTATED CREDIT AGREEMENT (this "Amendment") is entered into as of September 19, 2000, among QUEEN SAND RESOURCES, INC., a corporation formed under the laws of the State of Delaware ("QSRD"); QUEEN SAND RESOURCES, INC., a corporation formed under the laws of the State of Nevada (the "Borrower"); each of the lenders that is a signatory hereto (individually, a "Lender" and, collectively, the "Lenders"); FOOTHILL CAPITAL CORPORATION, as administrative agent for the Lenders (in such capacity, the "Administrative Agent"); and ABLECO FINANCE LLC, as collateral agent for the Lenders (in such capacity, the "Collateral Agent"), with reference to the following facts:

                  A. QSRD, Borrower, the Lenders signatory thereto, Administrative Agent and Collateral Agent, heretofore have entered into that certain Amended and Restated Credit Agreement, dated as of October 22, 1999, as amended by that certain Amendment Number One to Loan and Security Agreement, dated as of May 23, 2000, and as amended by that certain Amendment Number Two and Waiver and Consent to Loan and Security Agreement, dated as of June 30, 2000 (as heretofore amended, supplemented, or otherwise modified, the "Agreement");

                  B. QSRD and Borrower have requested that the Lenders amend the Agreement to increase the L/C Commitment from $7,500,000 to $12,000,000;

                  C. The Lenders are willing to increase the L/C Commitment from $7,500,000 to $12,000,000 in accordance with the terms and conditions hereof; and

                  D. All capitalized terms used herein and not defined herein shall have the meanings ascribed to them in the Agreement, as amended hereby.

                  NOW, THEREFORE, in consideration of the above recitals and the mutual premises contained herein, the Lenders signatory hereto, the Administrative Agent, the Collateral Agent, QSRD and Borrower hereby agree as follows:

                  1. AMENDMENT TO THE AGREEMENT.

                  The definition of "L/C Commitment" contained in Section 1.02 of the Agreement is amended and restated in its entirety to read as follows:

                  "L/C Commitment" at any time shall mean $12,000,000.


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                  2. CONDITIONS PRECEDENT TO THE EFFECTIVENESS OF THIS
AMENDMENT.

                  The effectiveness of this Amendment is subject to the fulfillment, to the satisfaction of Agents and their counsel, of each of the following conditions:

                           a. Collateral Agent shall have received each of the following documents, in form and substance satisfactory to Collateral Agent and its counsel, duly executed, and each such document shall be in full force and effect:

                                    (i)      this Amendment; and

                                    (ii)     the Reaffirmation and Consent (as
                                             hereinafter defined).

                           b.       The representations and warranties in
                                    Section 3 of this Amendment, the Agreement as amended by Section 1 of this Amendment, and the other Loan Documents shall be true and correct in all material respects on and as of the date hereof, as though made on such date (except to the extent that such representations and warranties relate solely to an earlier date);

                           c. After giving effect hereto, no Event of Default or event which with the giving of notice or passage of time would constitute an Event of Default shall have occurred and be continuing on the date hereof, nor shall result from the consummation of the transactions contemplated herein;

                           d. No injunction, writ, restraining order, or other order of any nature prohibiting, directly or indirectly, the consummation of the transactions contemplated herein shall have been issued and remain in force by any governmental authority against Borrower, QSRD, any Subsidiary Guarantor, any Lender, Collateral Agent, Administrative Agent, or any of their Affiliates;

                           e. No material adverse change shall have occurred in the financial condition of Borrower, QSRD, any Subsidiary Guarantor, or in the value of the Collateral; and

                           f. All other documents and legal matters in connection with the transactions contemplated by this Amendment shall have been delivered or executed or recorded and shall be in form and substance reasonably satisfactory to Collateral Agent and its counsel.



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                  3. REPRESENTATIONS AND WARRANTIES. Each of QSRD and the
Borrower hereby represents and warrants to the Agents and the Lenders that: (a) the execution, delivery, and performance of this Amendment and of the Agreement, as amended by this Amendment, are within its corporate powers, have been duly authorized by all necessary corporate action, and are not in contravention of any law, rule, or regulation, or any order, judgment, decree, writ, injunction, or award of any arbitrator, court, or governmental authority, or of the terms of its charter or bylaws, or of any contract or undertaking to which it is a party or by which any of its properties may be bound or affected; and (b) this Amendment and the Agreement, as amended by this Amendment, constitute the legal, valid, and binding obligation of each of QSRD and the Borrower, enforceable against each of QSRD and the Borrower in accordance with their respective terms.

                  4. REAFFIRMATION AND CONSENT. Concurrently herewith, QSRD and the Borrower shall cause each current Subsidiary Guarantor to execute and deliver to the Agents the Reaffirmation and Consent attached hereto as Exhibit A (the "Reaffirmation and Consent").

                  5. CHOICE OF LAW AND VENUE; JURY TRIAL WAIVER. Section 12.13 of the Agreement is incorporated herein by this reference as though fully set forth herein.

                  6. MISCELLANEOUS.

                           a. Upon the effectiveness of this Amendment, each reference in the Agreement to "this Agreement", "hereunder", "herein", "hereof" or words of like import referring to the Agreement shall mean and refer to the Agreement as amended by this Amendment.

                           b. Upon the effectiveness of this Amendment, each reference in the Loan Documents to the "Agreement", "thereunder", "therein",
                                    "thereof" or words of like import referring to the Agreement shall mean and refer to the Agreement as amended by this Amendment.

                           c. This Amendment may be executed in any number of counterparts, all of which taken together shall constitute one and the same instrument and any of the parties hereto may execute this Amendment by signing any such counterpart. Delivery of an executed counterpart of this Amendment by telefacsimile shall be equally as effective as delivery of a manually executed counterpart of this Amendment. Any party delivering an executed counterpart of this Amendment by telefacsimile also shall deliver a manually executed counterpart of this Amendment but the failure to deliver a manually executed



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                                    counterpart shall not affect the validity,
                                    enforceability, and binding effect of this Amendment.


                 [Remainder of page intentionally left blank.]

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                   IN WITNESS WHEREOF, the parties hereto have caused this
Amendment to be executed as of the date first written above.

                                     QUEEN SAND RESOURCES, INC.,
                                     a Delaware corporation


                                     By: /s/ ROBERT P. LINDSAY
                                        ---------------------------------
                                        Robert P. Lindsay
                                        Chief Operating Officer

                                     By: /s/ WILLIAM W. LESIKAR
                                        ---------------------------------
                                        William W. Lesikar
                                        Chief Financial Officer


                                     QUEEN SAND RESOURCES, INC.,
                                     a Nevada corporation


                                     By: /s/ ROBERT P. LINDSAY
                                        ---------------------------------
                                        Robert P. Lindsay
                                        Vice President

                                     By: /s/ EDWARD J. MUNDEN
                                        ---------------------------------
                                        Edward J. Munden
                                        President


                                     Address for Notices for QSRD and the
                                     Borrower:

                                     Queen Sand Resources, Inc.
                                     13760 Noel Road, Suite 1030
                                     Dallas, Texas 75240
                                     Attention: Robert P. Lindsay
                                     Telephone: (972) 233-9906
                                     Facsimile: (972) 233-9575

                                     with a copy to:

                                     Queen Sand Resources, Inc.
                                     30 Metcalfe Street
                                     Ottawa, Canada KIP 5L4
                                     Attention: Mr. Ronald Benn



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                                     Telephone: (613) 230-7211
                                     Facsimile: (613) 230-6055

                                     and

                                     Haynes & Boone LLP
                                     901 Main Street, Suite 3100
                                     Dallas, Texas 75202-3789
                                     Attention: Mr. William L. Boeing
                                     Telephone: (214) 651-5553
                                     Facsimile: (214) 651-5940


COLLATERAL AGENT:                    ABLECO FINANCE LLC, as Collateral Agent


                                     By: /s/ KEVIN P. GENDA
                                        ---------------------------------
                                        Kevin P. Genda
                                        Senior Vice President and
                                        Chief Credit Officer


                                     Address for Notices:

                                     450 Park Avenue.
                                     New York, New York 10022
                                     Attention: Kevin P. Genda
                                     Telephone: (212) 891-2117
                                     Facsimile: (212) 755-3009

                                     with a copy to:


                                     BROBECK PHLEGER & HARRISON LLP
                                     550 South Hope Street, Suite 2100
                                     Los Angeles, California 90071
                                     Telephone: (213) 489-4060
                                     Facsimile: (213) 745-3345
                                     Attention: John Francis Hilson, Esq.





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ADMINISTRATIVE AGENT:                FOOTHILL CAPITAL CORPORATION


                                     By: /s/ AUTHORIZED SIGNATORY
                                         --------------------------------

                                         --------------------------------

                                         --------------------------------


                                     Address for Notices

                                     2450 Colorado Avenue
                                     Suite 3000 West
                                     Santa Monica, California 90404
                                     Attention: Business Finance Division
                                     Manager
                                     Telephone: (310) 453-7300
                                     Facsimile: (310) 478-9788


LENDER:                              ABLECO FINANCE LLC


                                     By: /s/ KEVIN P. GENDA
                                         --------------------------------
                                         Kevin P. Genda
                                         Senior Vice President and
                                         Chief Credit Officer


LENDER:                              FOOTHILL CAPITAL CORPORATION


                                     By: /s/ AUTHORIZED SIGNATORY
                                         --------------------------------

                                         --------------------------------

                                         --------------------------------




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                                                                       EXHIBIT A

                           REAFFIRMATION AND CONSENT

         All capitalized terms used herein but not otherwise defined herein shall have the meanings ascribed to them in that certain Amendment Number Three to Amended and Restated Credit Agreement, dated as of September __, 2000 (the "Amendment"). Each of the undersigned hereby (a) represents and warrants to the Agents and the Lenders that the execution, delivery, and performance of this Reaffirmation and Consent are within its corporate powers, have been duly authorized by all necessary corporate action, and are not in contravention of any law, rule, or regulation, or any order, judgment, decree, writ, injunction, or award of any arbitrator, court, or governmental authority, or of the terms of its charter or bylaws, or of any contract or undertaking to which it is a party or by which any of its properties may be bound or affected; (b) consents to the amendment of the Agreement by the Amendment; (c) acknowledges and reaffirms its obligations owing to the Agents and the Lenders under its respective Second Amended and Restated Guaranty Agreement dated as of October 22, 1999 (each a "Guaranty", and collectively, the "Guaranties") and any other Loan Documents to which it is party; and (d) agrees that the Guaranty and any other Loan Documents to which it is a party is and shall remain in full force and effect. Although each of the undersigned has been informed of the matters set forth herein and has acknowledged and agreed to same, it understands that the Agents and the Lenders have no obligation to inform it of such matters in the future or to seek its acknowledgement or agreement to future amendments, and nothing herein shall create such a duty. This Reaffirmation and Consent may be executed in any number of counterparts and by different parties on separate counterparts, each of which, when executed and delivered, shall be deemed to be an original, and all of which, when taken together, shall constitute but one and the same Reaffirmation and Consent. Delivery of an executed counterpart of this Reaffirmation and Consent by telefacsimile shall be equally as effective as delivery of an original executed counterpart of this Reaffirmation and Consent. Any party delivering an executed counterpart of this Reaffirmation and Consent by telefacsimile also shall deliver an original executed counterpart of this Reaffirmation and Consent but the failure to deliver an original executed counterpart shall not affect the validity, enforceability, and binding effect of this Reaffirmation and Consent. This Reaffirmation and Consent shall be governed by internal laws of the State of New York as more fully set forth in
Section 5.04 of the Guaranties.

                                        QUEEN SAND RESOURCES, INC.,
                                        a Delaware corporation

                                        By:
                                           ------------------------------
                                           Robert P. Lindsay
                                           Vice President

                                        By:
                                           ------------------------------
                                           William W. Lesikar
                                           Vice President




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                                        QUEEN SAND OPERATING CO.,
                                        a Nevada corporation


                                        By:
                                           ------------------------------
                                           Robert P. Lindsay
                                           Vice President

                                        By:
                                           ------------------------------
                                           Edward J. Munden
                                           President


                                        CORRIDA RESOURCES, INC.,
                                        a Nevada corporation


                                        By:
                                           ------------------------------
                                           Robert P. Lindsay
                                           Vice President

                                        By:
                                           ------------------------------
                                           Edward J. Munden
                                           President



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